SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of earliest event reported:  MARCH 1, 1996





                             MIAMI SUBS CORPORATION
             (Exact name of registrant as specified in its charter)



          FLORIDA                     0-19623                 65-0249329
(State or other jurisdiction        (Commission              (IRS employer
      of incorporation)            file number)           identification no.)



6300 N.W. 31ST AVENUE, FORT LAUDERDALE, FLORIDA                       33309
       (Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (954) 973-0000

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

         The following unaudited financial statements of LoneStar Hospitality Corporation and Subsidiary are filed as a part of this Form 8-K/A:

         Consolidated Balance Sheet as of December 31, 1995

         Consolidated Statement of Operations for the nine months ended December 31, 1995

         Consolidated Statement of Cash Flows for the nine months ended December 31, 1995

         Notes to Consolidated Financial Statements

         (b) Pro Forma Financial Information.

         The following unaudited pro forma financial statements are filed as a part of this Form 8-K/A:

         Miami Subs Corporation Pro Forma Consolidated Balance Sheet as of May 31, 1995

         Miami Subs Corporation Pro Forma Consolidated Statement of Operations for the Year Ended May 31, 1995

         Miami Subs Corporation Pro Forma Consolidated Balance Sheet as of February 29, 1996

         Miami Subs Corporation Pro Forma Consolidated Statement of Income for the Nine Months ended February 29, 1996

         (c) Exhibits.

     EXHIBIT
       NO.                                   DESCRIPTION

      *2.1 Purchase and Sale Agreement dated March 1, 1996, by and among Miami Subs U.S.A., Inc., LoneStar Hospitality Corporation, and LS Holding Corp.

     *99(a)         Press Release dated March 5, 1996


* Incorporated by reference to the exhibit of the same number included in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 15, 1996.

                         PRO FORMA FINANCIAL INFORMATION



         The following pro forma financial statements set forth certain unaudited pro forma financial information giving effect to the acquisition of five existing Miami Subs Grill restaurants from LoneStar Hospitality Corporation ("LoneStar") by Miami Subs U.S.A., Inc., a wholly-owned subsidiary of Miami Subs Corporation (the "Company"). Additional details concerning the acquisition are contained in the Company's Form 8-K that was filed with the Securities and Exchange Commission on March 15, 1996. The pro forma information gives effect to the issuance of 1,325,000 shares of the Company's Common Stock, the assumption of indebtedness on the restaurants at the time of acquisition of $1,467,000, and the fair value of the restaurants and assets acquired. The pro forma financial information presented for the balance sheets as of May 31, 1995 and February 29, 1996 assumes that the acquisition occurred on each of those dates. The pro forma financial information presented for the results of operations for the fiscal year ended May 31, 1995 and the nine months ended February 29, 1996 assumes that the acquisition occurred at beginning of the fiscal year ended May 31, 1995, and reflects actual operations of the restaurants by LoneStar. The pro forma financial information presented is not necessarily indicative of the results that actually would have occurred had the acquisition been consummated on the date indicated or that may be obtained in the future.

                             MIAMI SUBS CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF MAY 31, 1995
                                   (UNAUDITED)

                                                                Miami Subs                     Pro Forma
                                                              Corporation      Pro Forma      Consolidated
ASSETS                                                        Consolidated    Adjustments(1)  Balance Sheet
- - ------                                                        ------------    --------------  -------------
CURRENT ASSETS
Cash and cash equivalents                                     $  3,145,000    $    133,000    $  3,278,000
Notes and accounts receivable - net                              1,437,000       1,311,000       2,748,000
Food and supplies inventories                                      289,000          49,000         338,000
Other                                                              309,000                         309,000
                                                              ------------    ------------    ------------
Total Current Assets                                             5,180,000       1,493,000       6,673,000

Notes receivable                                                 3,530,000                       3,530,000
Property and equipment - net                                    14,592,000       1,836,000      16,428,000
Intangible assets - net                                          9,227,000          50,000       9,277,000
Other                                                              513,000          10,000         523,000
                                                              ------------    ------------    ------------

TOTAL                                                         $ 33,042,000    $  3,389,000    $ 36,431,000
                                                              ============    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities                      $  5,298,000    $     98,000    $  5,396,000
Current portion of debt and capitalized lease obligations        1,487,000         444,000       1,931,000
                                                              ------------    ------------    ------------
Total Current Liabilities                                        6,785,000         542,000       7,327,000
                                                              ------------    ------------    ------------

Long-term portion of debt and capitalized lease obligations      6,249,000       1,023,000       7,272,000
Deferred franchise fees and other deferred income                2,241,000         (97,000)      2,144,000
Accrued liabilities and other                                    2,714,000                       2,714,000

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Series A Convertible Preferred Stock                                13,000                          13,000
Common stock                                                       257,000          13,000         270,000
Additional paid-in capital                                      22,993,000       1,908,000      24,901,000
Accumulated deficit                                             (7,647,000)                     (7,647,000)
                                                              ------------    ------------    ------------
                                                                15,616,000       1,921,000      17,537,000
Less note receivable from sale of stock                           (563,000)                       (563,000)
                                                              ------------    ------------    ------------
Total Shareholders' Equity                                      15,053,000       1,921,000      16,974,000
                                                              ------------    ------------    ------------

TOTAL                                                         $ 33,042,000    $  3,389,000    $ 36,431,000
                                                              ============    ============    ============



(1) To reflect the fair value of five restaurants and related assets acquired from LoneStar, a short term non-interest bearing note received by the Company from LoneStar on the date of acquisition, the Company's assumption of existing indebtedness on the restaurant's acquired, and the issuance of Common Stock by the Company.

                             MIAMI SUBS CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             YEAR ENDED MAY 31, 1995
                                   (UNAUDITED)

                                                                                                        Pro Forma
                                                   Miami Subs     LoneStar                             Consolidated
                                                  Corporation    Hospitality         Pro Forma         Statement of
                                                 Consolidated   Corporation(7)      Adjustments         Operations
                                                 ------------    ------------       ------------       ------------
REVENUES
- - --------
Restaurant sales                                 $ 27,148,000    $  5,898,000       $   (782,000)(1)   $ 32,264,000
Revenues from franchised restaurants                3,920,000                           (196,000)(2)      3,724,000
Net gain from sales of restaurants and other          112,000                                               112,000
Interest income                                       477,000                             46,000 (3)        523,000
Other revenues                                        239,000         491,000           (491,000)(6)        239,000
                                                 ------------    ------------       ------------       ------------
Total                                              31,896,000       6,389,000         (1,423,000)        36,862,000
                                                 ------------    ------------       ------------       ------------

EXPENSES
- - --------
Restaurant operating costs                         23,942,000       5,960,000           (732,000)(1)     28,974,000
                                                                                        (196,000)(2)
General, administrative and franchise costs         6,390,000       1,018,000           (911,000)(6)      6,497,000
Depreciation and amortization                       1,544,000         199,000            (59,000)(4)      1,684,000
Interest expense - net of capitalized interest        581,000           9,000            130,000(5)         720,000
Loss on sale of restaurant                                            286,000          (286,000)(6)
Other                                                                 784,000          (784,000)(6)
                                                 ------------    ------------       ------------       ------------
Total                                              32,457,000       8,256,000         (2,838,000)        37,875,000
                                                 ------------    ------------       ------------       ------------

Net (loss)                                       $   (561,000)   $ (1,867,000)      $ (1,415,000)      $ (1,013,000)
                                                 ============    ============       ============       ============

Net (loss) per common and common share
equivalents                                      $       (.02)                                         $       (.04)
                                                 ============                                          ============

Weighted average number of common and
common share equivalents outstanding               26,026,000                                            27,351,000
                                                 ============                                          ============


(1) To eliminate restaurant sales and restaurant operating costs associated with the operation of a restaurant by LoneStar which was not acquired by the Company in this transaction.

(2)      To eliminate franchise fees between the Company and LoneStar.

(3) To reflect interest income on cash received at the time of acquisition and from assumed payoff of note receivable in accordance with its terms.

(4)      To reflect depreciation by the Company on the assets acquired.

(5)      To reflect interest expense on debt assumed at the time of acquisition.

(6) To eliminate revenue and expenses of LoneStar which are not expected to have a continuing impact.

(7) Represents LoneStar's operations for the fiscal year ended March 31, 1995.

                             MIAMI SUBS CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF FEBRUARY 29, 1996
                                   (UNAUDITED)

                                                                         Miami Subs                     Pro Forma
                                                                        Corporation     Pro Forma      Consolidated
ASSETS                                                                 Consolidated   Adjustments(1)   Balance Sheet
- - ------                                                                 ------------    ------------    ------------
CURRENT ASSETS
Cash and cash equivalents                                              $  1,681,000    $    133,000    $  1,814,000
Notes and accounts receivable                                             1,863,000       1,311,000       3,174,000
Food and supplies inventories                                               289,000          49,000         338,000
Other                                                                       338,000                         338,000
                                                                       ------------    ------------    ------------
Total Current Assets                                                      4,171,000       1,493,000       5,664,000

Notes receivable                                                          3,483,000                       3,483,000
Property and equipment                                                   15,195,000       1,836,000      17,031,000
Intangible assets                                                         8,873,000          50,000       8,923,000
Other                                                                       532,000          10,000         542,000
                                                                       ------------    ------------    ------------

TOTAL                                                                  $ 32,254,000    $  3,389,000    $ 35,643,000
                                                                       ============    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
- - ------------------------------------
CURRENT LIABILITIES
Accounts payable and accrued liabilities                               $  5,191,000    $     98,000    $  5,289,000
Current portion of notes payable and capitalized lease obligations          986,000         444,000       1,430,000
                                                                       ------------    ------------    ------------
Total Current Liabilities                                                 6,177,000         542,000       6,719,000
                                                                       ------------    ------------    ------------

Long-term portion of notes payable and capitalized lease obligations      6,303,000       1,023,000       7,326,000
Deferred franchise fees and other deferred income                         1,791,000         (97,000)      1,694,000
Accrued liabilities and other                                             2,684,000                       2,684,000

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
Series A Convertible Preferred Stock                                         10,000                          10,000
Common stock                                                                259,000          13,000         272,000
Additional paid-in capital                                               23,007,000       1,908,000      24,915,000
Accumulated deficit                                                      (7,414,000)                     (7,414,000)
                                                                       ------------    ------------    ------------
                                                                         15,862,000       1,921,000      17,783,000
Less note receivable from sale of stock                                    (563,000)                       (563,000)
                                                                       ------------    ------------    ------------
Total Shareholders' Equity                                               15,299,000       1,921,000      17,220,000
                                                                       ------------    ------------    ------------

TOTAL                                                                  $ 32,254,000    $  3,389,000    $ 35,643,000
                                                                       ============    ============    ============


(1) To reflect the fair value of five restaurants and related assets acquired from LoneStar, a short term non-interest bearing note received by the Company from LoneStar on the date of acquisition, the Company's assumption of existing indebtedness on the restaurant's acquired, and the issuance of Common Stock by the Company.

                             MIAMI SUBS CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       NINE MONTHS ENDED FEBRUARY 29, 1996
                                   (UNAUDITED)


                                                                                                                  Pro Forma
                                                              Miami Subs     LoneStar                            Consolidated
                                                              Corporation   Hospitality        Pro Forma         Statement of
REVENUES                                                    Consolidated   Corporation(6)     Adjustments         Operations
- - --------                                                    ------------   ------------       ------------       ------------
Restaurant sales                                            $ 22,896,000   $  3,284,000                          $ 26,180,000
Revenues from franchised restaurants                           3,525,000                      $   (150,000)(1)      3,375,000
Net gain from sale of restaurants                                110,000                                              110,000
Interest income                                                  361,000                            54,000 (2)        415,000
Other                                                            199,000                                              199,000
                                                            ------------   ------------       ------------       ------------
Total                                                         27,091,000      3,284,000            (96,000)        30,279,000
                                                            ------------   ------------       ------------       ------------

EXPENSES
- - --------
Restaurant operating costs                                    20,275,000      3,106,000           (122,000)(1)     23,259,000
General, administrative and franchise costs                    4,641,000        586,000           (506,000)(5)      4,721,000
Depreciation and amortization                                  1,413,000        175,000            (65,000)(3)      1,523,000
Interest expense - net of capitalized interest                   529,000                            82,000 (4)        611,000
Other                                                                            25,000            (25,000)(5)
                                                            ------------   ------------       ------------       ------------
Total                                                         26,858,000      3,892,000           (636,000)        30,114,000
                                                            ------------   ------------       ------------       ------------

Net income (loss)                                           $    233,000   $   (608,000)      $   (540,000)      $    165,000
                                                            ============   ============       ============       ============

Net income (loss) per common and common share equivalents   $        .01                                         $        .01
                                                            ============                                         ============

Weighted average number of common and common share
  equivalents outstanding                                     26,904,000                                           28,229,000
                                                            ============                                         ============



(1)      To eliminate franchise fees between the Company and LoneStar.

(2) To reflect interest income on cash received at the time of acquisition and from assumed payoff of note receivable in accordance with its terms.

(3)      To reflect adjustment of depreciation on the assets acquired.

(4)      To reflect interest expense on debt assumed at the time of acquisition.

(5) To eliminate expenses of LoneStar which are not expected to have a continuing impact.

(6) Represents LoneStar's operations (before extraordinary item) for the nine months ended December 31, 1995.

                 LONESTAR HOSPITALITY CORPORATION AND SUBSIDIARY
                               FINANCIAL STATEMENT

                                DECEMBER 31, 1995

                 LoneStar Hospitality Corporation and Subsidiary
                           CONSOLIDATED BALANCE SHEETS


                                            December 31, 1995  March 31, 1995
                                                 -----------    -----------

                                     ASSETS

Current assets
     Cash and cash equivalents                   $   100,398    $    52,494
     Accounts receivable                             103,063        141,155
     Inventories                                      47,920         47,770
     Prepaid expenses and other current assets       108,507         85,663
                                                 -----------    -----------

         Total current assets                        359,888        327,082

Property and equipment-net                         3,575,311      3,396,966

Other assets-net                                     820,773        500,350
                                                 -----------    -----------
                                                 $ 4,755,972    $ 4,224,398
                                                 ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Accounts payable and accrued expenses       $   970,560    $ 2,261,401
       Current maturities of long-term debt          141,811           --
     Notes payable                                    96,251        397,125
                                                 -----------    -----------

         Total current liabilities                 1,208,622      2,658,526

Long-term debt                                     1,336,338           --
Stockholders' equity
     Common stock                                     82,998        475,609
     Additional contributed capital                5,322,295      4,161,089
     Accumulated deficit                          (3,194,281)    (3,070,826)
                                                 -----------    -----------
                                                   2,211,012      1,565,872
                                                 -----------    -----------
                                                 $ 4,755,972    $ 4,224,398
                                                 ===========    ===========



   The accompanying notes are an integral part of these financial statements.

                LoneStar Hospitality Corporations and Subsidiary
                      CONSOLIDATED STATEMENT OF OPERATIONS
                     For the nine months ended December 31,
                                  (Unaudited)


                                                              1995            1994
                                                           -----------    -----------
Sales
     Restaurant sales                                      $ 3,284,026    $ 4,719,112
     Broadcast sales                                              --          407,190
                                                           -----------    -----------
         Total sales                                         3,284,026      5,126,302

Cost of sales
     Food and beverages                                      1,131,794      1,755,828
     Restaurant labor                                        1,046,009      1,557,241
     Restaurant operating expenses                             928,039      1,079,807
     Broadcast operating expenses                                 --          421,714
     Broadcast development costs                                  --          296,024
     Depreciation and amortization                             174,542        237,291
                                                           -----------    -----------
                                                             3,280,384      5,347,905
                                                           -----------    -----------
                  Gross profit (loss)                            3,642       (221,603)

General and administrative                                     586,381        539,936
Provision for loss on sale of assets                              --          286,945
                                                           -----------    -----------
                                                               586,381        826,881
                                                           -----------    -----------
                                                              (582,739)    (1,048,484)

Other                                                          (25,600)          --
                                                           -----------    -----------

                  Net loss before extraordinary credit        (608,339)    (1,048,484)

Extraordinary income from debt forgiveness                     484,884           --
                                                           -----------    -----------

                  Net loss                                 $  (123,455)   $(1,048,484)
                                                           ===========    ===========

Per share data
     Before extraordinary credit                           $      (.10)   $      (.35)

     Extraordinary credit                                          .08           --
                                                           -----------    -----------
     Net loss                                              $      (.02)   $      (.35)
                                                           ===========    ===========

     Weighted average shares outstanding                     6,195,188      3,020,040
                                                           ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                LoneStar Hospitality Corporation and Subsidiary
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                     For the nine months ended December 31,


                                                                  1995           1994
                                                               -----------    -----------
Cash flows from operating activities
     Net (income) loss                                         $  (123,455)   $(1,048,484)
     Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities
         Depreciation and amortization                             174,542        237,291
         Extraordinary credit                                     (473,981)          --
         Provision for loss on sales of assets                        --          286,945
         Noncash compensation                                         --          156,750
     Change in operating assets and liabilities
     Inventories                                                      (150)        (7,437)
     Prepaid expenses and other current assets                      15,248       (514,888)
     Accounts payable and accrued expenses                        (673,835)     1,342,169
     Deposits and other assets                                    (332,623)      (136,675)
                                                               -----------    -----------

         Net cash provided by (used in) operating activities    (1,414,254)       315,671

Cash flows from investing activities
     Purchase of property and equipment                           (352,887)    (1,241,447)
                                                               -----------    -----------
         Net cash used in investing activities                    (352.887)    (1,241,447)

Cash flows from financing activities
     Proceeds from sale of common stock                            475,570         69,375
     Debt payments                                                (328,349)       (95,673)
     New borrowings                                              1,655,624        367,415
                                                               -----------    -----------
         Net cash provided by financing activities               1,802,845        341,117
                                                               -----------    -----------

Net increase (decrease) in cash                                     35,704       (584,659)

Cash at beginning of  period                                        52,494        649,583
                                                               ===========    ===========

Cash at end of  period                                         $    88,198    $    64,924
                                                               ===========    ===========



The accompanying notes are an integral part of these financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE A - BASIS OF PRESENTATION

The financial information presented herein should be read in conjunction with the financial statements and footnotes included in the Company's Annual Report on Form 10-K for the year ended March 31, 1995. The balance sheet as of March 31, 1995 has been derived from the audited financial statement at that date.

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation, consisting of those of a normal recurring nature, are reflected in the accompanying financial statements.

NOTE B - RESTRUCTURED DEBT

Effective June 30, 1995, the Company entered into a loan agreement to obtain financing of $1,500,000. This loan bears interest at 13.4% through October 1, 2000, and at a lender standard rate thereafter. Payment of interest only is required on October 1, 1995 followed by sixty monthly installments of $27,615 with the balance due in twenty four additional monthly installments to be determined on November 1, 2000. The entire balance is due on October 1, 2002. This loan is secured by substantially all assets of the Company.

The loan was guaranteed by the Franchisor who entered into a Forbearance and Restructuring Agreement with the Company. This agreement contains several covenants and conditions which, among other things, require the Company to maintain working capital of $100,000, a current ratio of 1.0 to 1.0 and cash flow of 1.1 times debt service. Working capital convents are effective September 30, 1995 and the cash flow covenants are effective for the year ending March 31, 1996. (See Note C)

As a condition of the loan, the Company renegotiated amounts due to creditors resulting in extraordinary income of $473,981 through December 31, 1995.

NOTE C - PROPOSED SALE OF RESTAURANTS

The Company has reached an agreement in principle to sell its five operating restaurants as well as its franchise rights to its Franchisor, Miami Subs Grill, for approximately $2,650,000 of common stock of the Franchisor. However, the sale is subject to a number of conditions as well as the execution of a definitive sale agreement. Should this transaction be consummated, a loss of approximately $1,600,000 will be realized.

NOTE D - STOCK SPLIT AND STOCK DIVIDEND

On December 11, 1995 the Company effected a one-for-five reverse stock split of its common stock and reduced its par value from $.04 per share to $.01 per share. Subsequent to December 31, 1995 the Company declared a stock dividend of one share for each two shares outstanding for shareholders of record on February 2, 1996. Average shares outstanding and per share amounts reflect the split and the dividend for all periods presented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MIAMI SUBS CORPORATION


                                         By:  /s/ Jerry W. Woda
                                              Jerry W. Woda
                                              Senior Vice President of Finance
                                              and Chief Financial Officer


Dated: May 9, 1996